EXHIBIT 99.1

1         Stefan R. Underhill, United States District Judge for the District of Connecticut, sitting
2         by designation.

07-1701-cv

Esquire Trade & Finance, Inc. v. CBQ, Inc.

1         UNITED STATES COURT OF APPEALS
2         FOR THE SECOND CIRCUIT
3         August Term 2008
4         (Argued: January 12, 2009 Decided: April 16, 2009)
5         Docket No. 07-1701-cv
6         ESQUIRE TRADE & FINANCE, INC., AND INVESTCOR LLC,
7         Plaintiffs-Appellants,
8         -v.-
9         CBQ, INC.,
10         Defendant-Appellee.
11         Before: STRAUB and HALL, Circuit Judges, and UNDERHILL, District Judge.1
12         Appeal from entry of summary judgment by the United States District Court for the
13	Southern District of New York (Berman, J.), on the ground that the present action is barred by
14	the doctrine of res judicata. We hold that, due to lack of privity, the district court’s res judicata
15         analysis fails.  Accordingly, we vacate and remand.
16         E. David Smith, Smith & Associates, New
17         York, New York, for Plaintiffs-Appellants.
18         Nathaniel H. Akerman, Seyfarth Shaw LLP,
19         New York, New York, for Defendant-
20         Appellee.
21         Haig V. Kalbian, Mary M. Baker,
22         D. Michelle Douglas, Kalbian Haggerty
23         L.L.P, Washington, DC, on the brief, for
24         Defendant-Appellee.

1         PER CURIAM:
2         Esquire Trade and Finance, Inc. and Investcor, LLC (collectively, “Esquire”) appeal from
3	a July 20, 2006 decision and order of the United States District Court for the Southern District of
4	New York (Berman, J.) granting summary judgment in favor of defendant-appellee CBQ, Inc.
5	and holding that Esquire’s claims were barred by the doctrine of res judicata. Celeste Trust Reg.
6	v. CBQ, Inc., No. 03 Civ. 9650(RMB), 2006 WL 2053311 (S.D.N.Y. July 21, 2006). For the
7         reasons discussed below, we VACATE the ruling of the district court and REMAND this matter
8         for further proceedings consistent with this opinion.

9         I. Background
10         On or about March 27, 2000, Esquire and various non-parties to this litigation
11         (collectively, the “Debenture Holders”) purchased approximately $3.5 million worth of
12         debentures from Socrates Technologies, Corp. (“Socrates”).  On March 19, 2001, the Debenture
13         Holders filed Celeste Trust Reg., et al. v. Socrates Techs. Corp., et al., No. 01-cv-2296, a civil
14         action against Socrates and its officers and directors (the “Socrates Action”) in the United States
15         District Court for the Southern District of New York, seeking approximately $3.5 million for
16         alleged breaches of debenture-related agreements and for securities fraud.
17         Shortly after the Debenture Holders filed the Socrates Action, Socrates sought to sell the
18         principal assets of its wholly-owned subsidiaries, Networkland, Inc. and Technet Computer
19         Services, Inc. (collectively, “N&T”), to CBQ in exchange for a $700,000 promissory note, plus
20         interest thereon, executed by CBQ in favor of N&T and 7,650,000 shares of CBQ common stock
21         (collectively, the “Collateral”).  The Debenture Holders consented to this sale in return for a
22         security interest in the Collateral and, on or about March 27, 2001, the asset sale was

1  The term “Assets” means “all of the right, title and interest of [N&T] in and to all of
2 their assets, properties and rights, both tangible and intangible of every kind, nature and
3 description whatsoever [listed in Schedule 1.1 to the Agreement] . . . and goodwill, claims and
4 causes of action arising in connection with the Assets after the Closing Date . . . .” (Asset
5 Purchase Agreement at 2.)  Assets not listed in Schedule 1.1 to the Agreement, and those assets
6 retained by N&T or Socrates, are specifically excluded from the definition of “Assets.” (See id. at
7 3.)

1  The district court’s recitation of the contract language replaces the word “Sellers,” in the
2 Asset Purchase Agreement, with “[Socrates, Technet, and Networkland].”  Celeste Trust Reg.,
3 2006 WL 2053311, at *2, 5.  The Asset Purchase Agreement itself, however, provides that
4 “Sellers” shall have the meaning set forth in the prologue of the Agreement, which states that
5 “Technet and Networkland are . . . collectively referred to herein as ‘Sellers.’”
1   Socrates and N&T executed the Collateral Pledge Agreements, with one agreement
2 granting CBQ a security interest in the “CBQ Collateral” and the other granting the Debenture
3 Holders a security interest in the entire Collateral.  Socrates, N&T, the Debenture Holders, CBQ
4 and Barbara R. Mittman (escrow agent) executed an Escrow Agreement.

1 consummated (the “Asset Sale”).  The Asset Purchase Agreement states, inter alia, that
2 “[s]ubject to the terms and upon satisfaction of the conditions contained in this Agreement, at the
3 Closing, Sellers shall sell, convey, transfer, assign and deliver to [CBQ] the Assets,  and [CBQ]
4 shall purchase, acquire and accept from Sellers, the Assets, free and clear of all Liens . . . and
5 [CBQ] shall assume and become responsible for the Assumed Liabilities.” (Asset Purchase
6 Agreement at 6.)  The Asset Purchase Agreement defines “Sellers” as N&T; Socrates was not
7 one of the “Sellers” under the Asset Purchase Agreement.
8 On March 27, 2001, concurrent with the closing of the Asset Sale, various parties
9 executed two Collateral Pledge Agreements and an Escrow Agreement (collectively, the
10 “Collateral Agreements”),  and transferred the Collateral into escrow.  The Collateral Pledge
11 Agreement in favor of the Debenture Holders provides that, after an event of default thereunder,
12 the Debenture Holders “may, at their option, . . . sell or otherwise dispose of the Collateral.”

1  The “CBQ Collateral” amounted to 1,500,000 shares of the total 7,650,000 shares of
2 CBQ common stock held in escrow, and as to which CBQ was granted “a prior and superior
3 security interest” to the Debenture Holders’ interest.  CBQ could seek release of the CBQ
4 Collateral for specified purposes by filing a notice of claim.  The record before us does not
5 indicate that CBQ ever filed a notice of claim.  The Escrow Agreement provides that the CBQ
6 Collateral may be released by the escrow agent to the Debenture Holders “when it is no longer
7 subject to the CBQ Collateral Pledge Agreement.”  The Escrow Agreement also provides that
8 “[i]n no event may any of the CBQ [sic] Collateral in excess of the CBQ Collateral be released to
9 CBQ.”  (Escrow Agreement at 4.)

1 (Collateral Pledge Agreement at 3.)  The Escrow Agreement provides that the escrow agent may
2 release to CBQ at most a specified portion of the Collateral, identified as the “CBQ Collateral”;5
3 if the conditions for release to CBQ are not met, the CBQ Collateral “shall remain as Collateral
4 for the benefit of the Debenture Holders.”  (Escrow Agreement at 4.)  The escrow agent may
5 release the Collateral to the Debenture Holders if: (1) a request for release is made between
6 August 1, 2001 and June 30, 2003; and (2) CBQ receives “an opinion of counsel reasonably
7 satisfactory to CBQ that such distribution of the Collateral to the Debenture Holders is in
8 compliance with state and federal securities laws.”  (Escrow Agreement at 4.)  The escrow agent
9 was authorized to release to N&T any Collateral for which the Debenture Holders failed to make
10 a request for release by June 30, 2003 and for which CBQ failed to make a notice of claim within
11 120 days of the closing date set forth in the Asset Purchase Agreement.
12 Esquire alleges that, on July 20, 2001, it wrote to CBQ “stating that no interest payments
13 had been received, and declaring [CBQ] in default” under the Collateral Agreements.  (Second
14 Amended Complaint, ¶ 26.)  In August 2001, the Debenture Holders made a request to the
15 escrow agent for the release of the Collateral.  An opinion of counsel was not, however, provided
16 to CBQ until 2005; the opinion of counsel eventually provided to CBQ has not yet been accepted
17 by CBQ, so the Collateral remains in escrow.

1 On or about April 8, 2003, the Debenture Holders and Socrates’s officers and directors
2 resolved the Socrates Action by executing a Settlement Agreement and associated general
3 releases.  By executing the general releases, each of the plaintiffs to the Socrates Action
4 “release[d] and discharge[d]” each of the officers and directors, as well as “Socrates
5 Technologies Corporation, their predecessors and successors in interest and each past or present
6 parent, subsidiary, related or otherwise affiliated entity, principal, director, officer, employee,
7 agent and any representative, assignee, beneficiary, heir, executor or administrator of any of
8 them” from “all actions, causes of action, suits, debts, dues, sums of money, accounts,
9 reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises,
10 variances, trespasses, damages, judgments, extents, executions, claims, and demands
11 whatsoever.”  In exchange for these releases, the Debenture Holders received approximately $1.5
12 million in cash; in accordance with the Settlement Agreement, the parties sought, and the district
13 court entered, a final order dismissing the Socrates Action with prejudice.
14 In proceedings below, Esquire sought, among other relief, to require CBQ:  to accept the
15 opinion of counsel necessary for release of the Collateral from escrow, to reissue the Collateral
16 for Esquire’s benefit, and to pay money damages.  CBQ argued, inter alia, that, by virtue of the
17 order of dismissal of the Socrates Action, Esquire’s action was barred by res judicata.  The
18 district court agreed, granting summary judgment in favor of CBQ and denying Esquire’s cross-
19 motion for summary judgment.

20 II. Discussion
21 We review a district court's grant of summary judgment de novo, construing the record in
22 the light most favorable to the non-moving party.  See, e.g., Hoyt v. Andreucci, 433 F.3d 320,

1 327 (2d Cir. 2006).  “An order granting summary judgment will be affirmed only when no
2 genuine issue of material fact exists and the movant is entitled to judgment as a matter of law.”
3 Riegel v. Medtronic, Inc., 451 F.3d 104, 108 (2d Cir. 2006) (citing Fed. R. Civ. P. 56(c)), aff’d on
4 other grounds, 128 S. Ct. 999 (2008).  The question on appeal is whether CBQ is entitled to
5 judgment as a matter of law.
6 For the order of dismissal in the Socrates Action to bar Esquire’s action by way of res
7 judicata, four factors must be satisfied.  The doctrine of res judicata  “bars later litigation if an
8 earlier decision was (1) a final judgment on the merits, (2) by a court of competent jurisdiction,
9 (3) in a case involving the same parties or their privies, and (4) involving the same cause of
10 action.”  EDP Med.Computer Sys., Inc. v. United States, 480 F.3d 621, 624 (2d Cir. 2007)
11 (internal citations, alteration and quotation marks omitted).  The first two of these requirements
12 are not disputed.  We are willing to assume for present purposes that the claims raised in this
13 case, although brought against parties not named in the Socrates Action, could have been brought
14 there.  Thus, only the issue of privity between the parties to the prior action and this action
15 requires discussion.
16 For Esquire’s claims in this case to be barred by res judicata, CBQ must stand in privity
17 with Socrates.  If CBQ is the successor in interest to Socrates because CBQ assumed Socrates’s
18 assets and liabilities when it purchased the assets of N&T, then the res judicata argument would
19 have merit.
20 At oral argument, counsel for CBQ asserted and counsel for Esquire conceded that CBQ
21 assumed the assets and liabilities of Socrates.  Review of the record evidence, however,
22 demonstrates that CBQ did not assume Socrates’s obligations under the Asset Purchase

1 Agreement.  Although the district court found that CBQ “was assigned by Socrates, among other
2 things, all ‘claims and causes of action arising in connection with [N&T’s] Assets,’” Celeste
3 Trust Reg. v. CBQ, Inc., 2006 WL 2053311, at *5 (S.D.N.Y. July 21, 2006), and that CBQ
4 “purchased substantially all of Socrates’ assets,” id., CBQ did not acquire any of Socrates’s
5 assets through the Asset Purchase Agreement.  Instead, that agreement defines “Assets” to mean
6 only certain properties and rights of N&T, not of Socrates, listed on a schedule to the agreement,
7 and excludes other assets and those “retained by [N&T] or Socrates.”  (Asset Purchase
8 Agreement at 2-3.)
9 Specifically, by way of the Asset Purchase Agreement, CBQ purchased certain of the
10 assets and assumed certain of the liabilities of the “Sellers,” N&T, two wholly-owned
11 subsidiaries of Socrates.  (Asset Purchase Agreement at 1, 6.)  The “Assumed Liabilities” that
12 CBQ took on were limited to “the account payables of [N&T] as disclosed on the unaudited
13 March 6, 2001 Balance Sheets of [N&T].”  (Id. at 2.)  Under no provision of the Asset Purchase
14 Agreement (or any other agreement in the record) did CBQ assume any liabilities of Socrates;
15 and despite the parties’ confusion at oral argument, neither the district court nor CBQ has
16 suggested any other basis for finding that CBQ assumed any of Socrates’s liabilities.
17 Finally, the district court cited a number of cases for the proposition that the privity
18 requirement of res judicata was satisfied in this case through the “virtual representation” of CBQ
19 by Socrates in the Socrates Action.  Celeste Trust, 2006 WL 2053311, at *5.  The extension of
20 the preclusive effect of a judgment to non-parties through the doctrine of virtual representation,
21 however, was disapproved by the Supreme Court in Taylor v. Sturgell, 128 S. Ct. 2161 (2008),
22 which issued after the district court’s decision and after submission of the parties’ appellate

1 briefs.  In Taylor, the Supreme Court emphasized the due process limits on affording judgments
2 preclusive effect against non-parties.  Id. at 2171.  Recounting the “‘deep-rooted historic tradition
3 that everyone should have his own day in court,’” id. (quoting Richards v. Jefferson County, 517
4 U.S. 793, 798 (1996)), the Court stated the “general rule that ‘one is not bound by a judgment in
5 personam in a litigation in which he is not designated as a party or to which he has not been
6 made a party by service of process.’”  Id. (quoting Hansberry v. Lee, 311 U.S. 32, 40 (1940)).
7 The Taylor Court acknowledged that the rule against non-party preclusion is subject to
8 exception, and grouped the recognized exceptions into six categories.  Id. at 2172-73.  The
9 present case clearly cannot be placed into four of the six categories of exceptions.  Whether this
10 case fits within the second and third Taylor categories merits some discussion.  The second
11 exception provides that non-party preclusion “may be justified based on a variety of pre-existing
12 ‘substantive legal relationship[s]’ between the person to be bound and a party to the judgment.”
13 Id. at 2172 (citations omitted).  The only substantive legal relationship asserted as a basis for
14 affording the order dismissing the Socrates Action preclusive effect against Esquire is the
15 successor-in-interest claim discussed and rejected above.  Accordingly, we conclude that the
16 second Taylor exception does not apply in the present case.
17 The third Taylor exception acknowledges that, “‘in certain limited circumstances,’ a
18 nonparty may be bound by a judgment because she was ‘adequately represented by someone with
19 the same interests who [wa]s a party’ to the suit.  Representative suits with preclusive effect on
20 nonparties include properly conducted class actions, and suits brought by trustees, guardians, and
21 other fiduciaries.”  Id. at 2172-73 (citations omitted).  In Taylor, the Court made clear that
22 “virtual representation” and “adequate representation” are distinct concepts, and held that an

1 expansive doctrine of virtual representation is not consistent with due process limitations.  Id. at
2 2174-76.  The Court’s earlier decision in Richards “established that representation is ‘adequate’
3 for purposes of nonparty preclusion only if (at a minimum) one of . . . two circumstances is
4 present”:  (1) “special procedures to protect the nonparties’ interests” or (2) “an understanding by
5 the concerned parties that the first suit was brought in a representative capacity.”  Taylor, 128 S.
6 Ct. at 2174.  Because neither of the required circumstances is present in this case, we hold that
7 affording the order dismissing the Socrates Action res judicata effect against Esquire would
8 violate due process.6
9 Because the required privity between Socrates and CBQ is not present, the order
10 dismissing the Socrates Action does not operate as a res judicata bar to the claims raised in this
11 action.

12 III. Conclusion
13 For the reasons discussed above, the judgment of the district court is VACATED and this
14 case is REMANDED for further proceedings consistent with this opinion.

FN: To the extent that the district court held that this action is barred by the Settlement
Agreement or the associated releases, Celeste Trust, 2006 WL 2053311, at *6, the present record is insufficient to support that holding.  There is nothing in the present record to suggest that
Esquire intended its releases of Socrates also to release CBQ, a non-party to the Socrates Action.
See Boguslavsky v. S. Richmond Sec., Inc., 225 F.3d 127, 130 (2d Cir. 2000) (per curiam) (“[T]he issue of whether Boguslavsky is barred from suing SRSI by virtue of his settlement agreement with Kaplan, GKB, and Russo is one of contractual privity, not of preclusion privity.”); Zenith
Radio Corp. v. Hazeltine Research, Inc., 401 U.S. 321, 347 (1971) (“The straightforward rule is that a party releases only those other parties whom he intends to release.”).  Whether CBQ may assert and prevail on the defense of release upon remand is left to the parties and the district court to address in the first instance.